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 AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON DECEMBER 28, 1998

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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

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                          FORM 10 AMENDMENT #2

FILED PURSUANT TO SECTION 12(B) OR 12(G) OF THE SECURITIES EXCHANGE ACT OF 1934
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                      SPECIALTY PRODUCTS & INSULATION CO.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

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       PENNSYLVANIA                                          23-1713012
      (State or other                                     (I.R.S. Employer
      jurisdiction of                                    Identification No.)
     incorporation of
      organization)

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  1097 COMMERCIAL AVENUE
       P.O. BOX 576                                         17520-0576
     EAST PETERSBURG,                                       (Zip Code)
       PENNSYLVANIA
   (Address of principal
    executive offices)

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      REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (717) 569-3900

                                    COPY TO:
                             THOMAS A. RALPH, ESQ.
                          CHRISTOPHER G. KARRAS, ESQ.
                             DECHERT PRICE & RHOADS
                            4000 BELL ATLANTIC TOWER
                                1717 ARCH STREET
                     PHILADELPHIA, PENNSYLVANIA 19103-2793
                                 (215) 994-4000

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    SECURITIES TO BE REGISTERED PURSUANT TO SECTION 12(B) OF THE ACT: NONE
       SECURITIES TO BE REGISTERED PURSUANT TO SECTION 12(G) OF THE ACT:

                     COMMON STOCK, PAR VALUE $.01 PER SHARE

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